EXHIBIT 10.32

                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT to the Loan Agreement, ("Amendment") dated August 2, 1997, is by and between Bank One Colorado NA ("Lender"), and Colorado Technical University, Inc., A Colorado Corporation ("Borrower").

                                    RECITALS

         NOW, THEREFORE, in consideration of the Loan and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees to the following Amendment:

         The Colorado Technical University, Inc., line of credit has been increased from $1,300,000.00 to $2,000,000.00. All other terms and conditions shall remain the same.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of this 27th day of December, 1996.

BORROWER:                              GUARANTOR:

Colorado Technical University, Inc.,   MDJB, Inc.
A Colorado Corporation                 A Delaware Corporation

By: /S/ DAVID D. O'DONNELL             By: /S/ DAVID D. O'DONNELL
====================================   ========================================
      David D. O'Donnell, President    David D. O'Donnell, President
      and Chairman of the Board


LENDER:

Bank One Colorado, N.A.


By: /S/ NANETTE B. STRASBURGER
====================================
      Nanette B. Strasburger
      Vice President